UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 3 2015

THE MICHAELS COMPANIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-36501 (Commission File Number)	37-1737959 (IRS Employer Identification No.)

8000 Bent Branch Drive

Irving, Texas   75063

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 409-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2015 Annual Meeting of Stockholders of The Michaels Companies, Inc. (the “Company”) was held on June 3, 2015. A total of 204,597,546 shares were present or represented by proxy at the meeting, representing approximately 98.7% of all shares entitled to vote at the meeting. The matters presented for a vote and the related results are as follows:

1.	Election of Directors

Proposal one was the election of ten nominees to serve as directors of the Company each for a term of one year. The results of the vote were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Joshua Bekenstein	157,540,743	45,221,223	1,835,580
Nadim El Gabbani	189,635,632	13,136,334	1,835,580
Karen Kaplan	200,995,436	1,766,530	1,835,580
Lewis S. Klessel	189,625,532	13,136,434	1,835,580
Matthew S. Levin	177,075,245	25,686,721	1,835,580
John J. Mahoney	199,879,374	2,882,592	1,835,580
James A. Quella	189,960,320	12,801,646	1,835,580
Beryl B. Raff	200,916,251	1,845,715	1,835,580
Carl S. Rubin	172,503,642	30,258,324	1,835,580
Peter F. Wallace	177,075,372	25,686,594	1,835,580

Pursuant to the foregoing votes, the ten nominees listed above were elected to serve on the Company’s Board of Directors. There were no additional director nominations brought before the meeting.

2.	Advisory Vote on Executive Compensation

Proposal two was the advisory vote on the approval of the executive compensation of the named executive officers of the Company. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
202,029,815	709,430	22,721	1,835,580

Pursuant to the foregoing vote, the stockholders adopted a non-binding advisory resolution indicating their approval of the compensation paid to the Company’s named executive officers.

3.	Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation

Proposal three was an advisory vote with respect to the frequency of future advisory votes on the compensation paid to the Company’s named executive officers. The results of the vote were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes

46,569,295	10,323	156,139,790	42,558	1,835,580

Pursuant to the foregoing vote, the Company will conduct an advisory stockholder vote on the Company’s executive compensation every three years, unless the Company’s Board of Directors determines to conduct a vote on a more frequent basis.

4.	Approval of the Company’s 2014 Omnibus Long-Term Incentive Plan to comply with § 162(m) of the Internal Revenue Code

Proposal four was the stockholder vote on approval of the Company’s 2014 Omnibus Long-Term Incentive Plan to comply with § 162(m) of the Internal Revenue Code. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
181,356,104	21,383,513	22,349	1,835,580

Pursuant to the foregoing vote, the Company’s 2014 Omnibus Long-Term Incentive Plan was approved.

5.	Ratification of the Independent Registered Public Accountants

Proposal five was the ratification of the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the current fiscal year. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
204,544,883	49,382	3,281	0

Pursuant to the foregoing vote, the ratification of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the current fiscal year was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MICHAELS COMPANIES, INC.

       By:  /s/ Michael J. Veitenheimer

         Michael J. Veitenheimer

         Senior Vice President, Secretary

     and General Counsel

Date: June 4, 2015